Exhibit 4.1

NINTH SUPPLEMENTAL INDENTURE

This NINTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) is executed as of September 30, 2016 among Expedia, Inc., a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, the Company and the Subsidiary Guarantors party thereto have entered into that certain Indenture, dated as of August 5, 2010 (as amended, supplemented or otherwise modified prior to the date hereof, the “Indenture”) with the Trustee pursuant to which the Company has issued, and the Trustee acts as trustee for the holders of, the Company’s 5.95% Senior Notes due 2020 (the “Notes”);

WHEREAS, Section 9.2 of the Indenture provides that the Company, the Subsidiary Guarantors and the Trustee may amend the Indenture (other than certain provisions enumerated in Section 9.2 of the Indenture, none of which provisions are implicated hereby) without notice to any Noteholder (as defined in the Indenture), but with the written consent of the Holders (as defined in the Indenture) of at least a majority in principal amount of the Notes then outstanding;

WHEREAS, the Company solicited, and has received, consents upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated as of September 22, 2016 (the “Consent Solicitation Statement”) and the related Letter of Consent (as defined in the Consent Solicitation Statement) from Holders representing at least a majority in principal amount of the outstanding Notes (the “Consenting Holders”);

WHEREAS, it is provided in Section 9.4 of the Indenture that a consent to an amendment, supplement or waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent or waiver is not made on the Note;

WHEREAS it is further provided in Section 9.4 of the Indenture that, after an amendment or waiver becomes effective with respect to the Notes, it shall bind every Noteholder;

WHEREAS the Company and the Subsidiary Guarantors desire to execute this Supplemental Indenture embodying the modifications of the Indenture approved as aforesaid and have requested that the Trustee execute this Supplemental Indenture pursuant to Section 9.6 of the Indenture; and

WHEREAS, all acts and requirements necessary to make this Supplemental Indenture the legal, valid and binding obligation of the Company and the Subsidiary Guarantors have been done.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. DEFINITIONS. All capitalized terms used in this Supplemental Indenture not defined herein shall have the same meanings ascribed to them in the Indenture.

Section 2. AMENDMENTS. Subject to Section 3 below, Section 1.1 of the Indenture is hereby amended as follows:

(a) The definition of “Permitted Holders” is hereby amended and restated in its entirety as follows:

“Permitted Holders” means Barry Diller, Liberty Interactive Corporation, any Liberty Successor and their respective affiliates and any group (as such term is used in Section 13(d) and 14(d) of the Exchange Act) with respect to which any such Persons collectively exercise a majority of the voting power.

(b) The following definition shall be added to Section 1.01 of the Indenture and placed in appropriate alphabetical order:

“Liberty Successor” means any Person spun or otherwise separated out of Liberty Interactive Corporation (or any subsidiary thereof); provided no Person who is not a Permitted Holder is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of such Person.

Section 3. EFFECTIVENESS. This Supplemental Indenture shall become effective upon execution by all parties hereto.

Section 4. REVERSAL. If the Company, or another Person acting on behalf of the Company, does not pay the Consent Fee (as defined in the Consent Solicitation Statement) to Paying Agent (as defined in the Consent Solicitation Statement) for the benefit of the Consenting Holders within 10 Business Days after the date of this Supplemental Indenture, the amendments set forth in Section 2 hereof shall cease to be operative and shall have no further force or effect.

Section 5. GOVERNING LAW. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 6. MISCELLANEOUS. This Supplemental Indenture may be executed in various counterparts which together will constitute one and the same document. This Supplemental Indenture is an amendment supplemental to the Indenture and this Supplemental Indenture will henceforth be read together with the Indenture.

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Section 7. TRUSTEE. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the Subsidiary Guarantors and not of the Trustee.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Indenture as of the day and year first above written.

EXPEDIA, INC., a Delaware corporation, as Issuer,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

EXPEDIA, INC., a Washington corporation, as Subsidiary Guarantor, by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

TRAVELSCAPE, LLC, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

HOTWIRE, INC., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President of Operations

HOTELS.COM, L.P., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

EXPEDIA, INC., a Washington corporation, on behalf of HOTELS.COM GP, LLC, as Subsidiary Guarantor, by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

HRN 99 HOLDINGS, LLC, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Manager

EGENCIA LLC, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

EAN.COM, LP, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

INTERACTIVE AFFILIATE NETWORK, LLC, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

CLASSIC VACATIONS, LLC, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

WWTE, INC., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

CARRENTALS.COM, INC., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

CRUISE, LLC, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

ORBITZ WORLDWIDE, INC., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

NEAT GROUP CORPORATION, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

O HOLDINGS INC., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

ORBITZ FINANCIAL CORP., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

ORBITZ FOR BUSINESS, INC., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

ORBITZ, INC., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

TRIP NETWORK, INC., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

OWW FULFILLMENT SERVICES, INC., as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

ORBITZ, LLC, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

ORBITZ WORLDWIDE, LLC, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

ORBITZ AWAY LLC, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

ORBITZ TRAVEL INSURANCE SERVICES, LLC, as Subsidiary Guarantor,
by

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

HOMEAWAY SOFTWARE, INC., as Subsidiary Guarantor,
By

/s/ Robert J. Dzielak
	Name:	Robert J. Dzielak
	Title:	Executive Vice President

HOMEAWAY.COM, INC., as Subsidiary Guarantor,
By

/s/ Robert J. Dzielak
	Name:	Robert J. Dzielak
	Title:	Executive Vice President

BEDANDBREAKFAST.COM, INC., as Subsidiary Guarantor,
By

/s/ Robert J. Dzielak
	Name:	Robert J. Dzielak
	Title:	Executive Vice President

HOMEAWAY HOLDINGS, INC., as Subsidiary Guarantor,
By

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

EXPEDIA LX PARTNER BUSINESS, INC. as Subsidiary Guarantor,
By

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

EXP GLOBAL HOLDINGS, INC., as Subsidiary Guarantor,
By

/s/ Mark D. Okerstrom
	Name:	Mark D. Okerstrom
	Title:	Executive Vice President, Operations and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

by

/s/ Valerie Boyd
	Name:	Valerie Boyd
	Title:	Vice President